SHAREHOLDER AGREEMENT

This SHAREHOLDER AGREEMENT (this “Shareholder Agreement”) is made and entered into as of May 29, 2007 by and between Heritage Oaks Bancorp, a California corporation (“Acquiror” or “Bancorp”), and the signatories hereto (collectively, the “Shareholders” or individually, “Shareholder”).

WHEREAS, Bancorp, Business First National Bank, a national banking association located in Santa Barbara, California (the “Seller”), and Bancorp have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”).

WHEREAS, as a condition to entering into the Merger Agreement, the parties thereto have required that the Shareholders, solely in the Shareholders’ capacity as a holder of Seller Common Stock, enter into, and the Shareholders have agreed to enter into, this Shareholder Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Representations and Warranties of the Shareholder. The Shareholders hereby individually represent and warrant to Bancorp as follows:

(a) Authority; Binding Obligation. The Shareholder has all necessary power and authority to enter into this Shareholder Agreement and perform all of the Shareholder’s obligations hereunder. This Shareholder Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and legally binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

(b) Ownership of Shares. The Shareholder is the beneficial owner or record holder of the number of shares of Seller Common Stock listed under the Shareholder’s name on the signature page hereto (the “Existing Shares” and, together with any shares of Seller Common Stock the record or beneficial ownership of which is acquired by the Shareholder after the date hereof, the “Shares”) and, as of the date hereof, the Existing Shares constitute all the shares of Seller Common Stock owned of record or beneficially by the Shareholder. With respect to the Existing Shares, the Shareholder has sole voting power and sole power to issue instructions with respect to or otherwise engage in the actions set forth in Section 2 hereof, sole power of disposition and sole power to demand appraisal rights, with no restrictions on the voting rights, rights of disposition or otherwise, subject to applicable laws and the terms of this Shareholder Agreement.

(c) No Conflicts. Neither the execution, delivery and performance of this Shareholder Agreement nor the consummation of the transactions contemplated hereby will conflict with or constitute a violation of or a default under (with or without notice, lapse of time, or both) any contract, agreement, voting agreement, shareholders’ agreement, trust agreement, voting trust, proxy, power of attorney, pooling arrangement, note, mortgage, indenture, instrument, arrangement or other obligation or restriction of any kind to which the Shareholder is a party or which the Shareholder or the Shareholder’s Shares are subject to or bound.

2. Voting Agreement and Agreement Not to Transfer.

(a) Unless this Agreement is terminated pursuant to Section 4, each Shareholder hereby agrees to vote or caused to be voted all of that Shareholder’s Shares (i) in favor of the approval of the principal terms of the Merger Agreement as well as any other matters required to be approved by the shareholders of the Seller for consummation of the Merger; (ii) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Seller under the Merger Agreement; and (iii) except with the prior written consent of Bancorp, against the following actions (other than the Merger or the consummation of any actions contemplated by the Merger Agreement): (A) any extraordinary corporate transactions, such as a merger, consolidation or other business combination involving the Seller; (B) any sale, lease, transfer or disposition of a material amount of the assets of the Seller; (C) any change in the majority of the board of directors of the Seller; (D) any material change in the present capitalization of the Seller; (E) any amendment of the Seller’s articles of incorporation or bylaws; (F) any other change in the corporate structure, business, assets or ownership of the Seller; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Bancorp of the Merger and the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, Shareholders shall not be obligated to vote or cause to be voted all of the Shareholder’s Shares in accordance with the provisions of Section 2(a)(i)-(iii) hereof, if there has been a material modification or amendment of the terms of the Merger Agreement or a waiver of any material condition to the Merger Agreement.

(b) Unless this Agreement is terminated pursuant to Section 4, each Shareholder hereby agrees not to (i) sell, transfer, convey, assign or otherwise dispose of any of his or her Shares without the prior written consent of Bancorp which shall not be unreasonably withheld, other than Shares sold or surrendered to pay the exercise price of any Seller Options or to satisfy the Seller’s withholding obligations with respect to any taxes resulting from such exercise, or (ii) pledge, mortgage or otherwise encumber such Shares. Any permitted transferee of a Shareholder’s Shares must become a party to this Shareholder Agreement and any purported transfer of a Shareholder’s Shares to a Person that does not become a party hereto shall be null and void ab initio.

3. Shareholder Capacity. Each Shareholder is entering this Shareholder Agreement in his or her capacity as the record or beneficial owner of the Shares, and not in his or her capacity as a director or officer of the Seller. Nothing in this Shareholder Agreement shall be deemed in any manner to limit the discretion of any Shareholder to take any action, or fail to take any action, in his or her capacity as a director or officer of the Seller that may be either (a) required of the Shareholder under applicable law or (b) is otherwise permitted by the Merger Agreement.

4. Termination. Except for the covenants contained in Section 6, the obligations of the Shareholder hereunder shall terminate upon the consummation of the Merger. If the Merger is not consummated, the obligations of the Shareholder hereunder including the covenants of Section 6 shall terminate upon the termination of the Merger Agreement in accordance with its terms, provided however, Shareholders shall have the additional right to terminate the Shareholder Agreement if the Shareholders unanimously determine in good faith, taking into consideration the written advice of their counsel, that complying with the terms of the Shareholder Agreement would not be consistent with such Shareholders’ fiduciary duties to the other shareholders of Seller under applicable law. To exercise their right to terminate this Shareholder Agreement pursuant to this Section 4, the Shareholders shall deliver written notice to Bancorp of their election to terminate, which election shall be effective upon Bancorp’s actual receipt of (i) such notice and (ii) the payment provided for in the following sentence. In the event that the Shareholders exercise their right to terminate this Shareholder Agreement as provided in this Section 4, Shareholders shall pay to Bancorp the sum of $550,000 in immediately available funds, which shall be delivered to Bancorp concurrently with the notice of termination. In addition, if within twelve (12) months of the termination of this Shareholder Agreement, Seller enters into a definitive agreement for a Competing Transaction or consummates a Competing Transaction, Shareholders shall pay to Bancorp the sum of $200,000 in immediately available funds. Shareholders shall be jointly and severally liable for the foregoing payment(s). Bancorp acknowledges and agrees that if Bancorp is entitled to a fee under this Section 4 and Section 11.1(c) of the Merger Agreement, the aggregate amount it is entitled to under both agreements shall be $750,000, paid by Shareholders, Seller, or a combination thereof.

5. Specific Performance. Each Shareholder acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of its obligations under the obligations of Section 2 and 6 of this Shareholder Agreement and that the remedy at law for any breach, or threatened breach, would likely be inadequate and, accordingly, agrees that Bancorp shall, in addition to any other rights or remedies which it may have at law or in equity, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain the Shareholder from violating any of its obligations under Section 2 or 6 of this Shareholder Agreement. In connection with any action or proceeding for such equitable or injunctive relief, each Shareholder hereby waives any claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have the obligations of the Shareholder under this Shareholder Agreement specifically enforced against him, without the necessity of posting bond or other security, and consents to the entry of equitable or injunctive relief against the Shareholder enjoining or restraining any breach or threatened breach of Section 2 or 6 of this Shareholder Agreement.

6. Two-Year Standstill Covenant Following Effective Time of the Merger. Each Shareholder agrees that if the Merger is consummated, for a period of two years following the Effective Time, Shareholder will not without the prior written consent of Bancorp’s Board of Directors:

(a) provide Bancorp or any other person with any proposal relating to any transaction between Bancorp and/or its security holders, other than a proposal to the board of directors of Bancorp in response to an invitation from the board of directors of Bancorp to submit a proposal;

(b) assist, advise or encourage any other person in acquiring, directly or indirectly, by purchase, tender offer or otherwise, more than five percent (5%) of the issued and outstanding voting securities or direct or indirect rights to acquire more than five percent (5%) of the issued and outstanding voting securities of Bancorp of any affiliate thereof or join or participate in such activities with any “group” within the meaning of Section 13(d)(3) of the Exchange Act;

(c) make, or in any way participate, directly or indirectly, in any (i) nomination to the Bancorp’s board of directors or (ii) “solicitation” of “proxies” to vote (as such terms are defined under the Exchange Act), or seek to advise or influence any person or entity with respect to the voting of, any voting securities of Bancorp or become a “participant” in any “election contest” (as those terms are defined in the regulations and rules promulgated under the Exchange Act);

(d) make any public announcement with respect to, or submit a proposal for, or offer of, any extraordinary transaction involving Bancorp or any of its securities or assets;

(e) seek, directly or indirectly, to control the management, Board of Directors or policies of Bancorp or any affiliate thereof; or

(f) form, join or in any way participate in a “group” (as defined in the Exchange Act) or otherwise participate in any effort, directly or indirectly, for purposes of doing any of the foregoing.

Notwithstanding the covenants contained in Sections 6(a)-6(f) hereof, if at any time during such two-year standstill period Mr. Lawrence P. Ward no longer serves as Chief Executive Officer of Bancorp for any reason other than death, disability, or a removal for cause, then all such covenants set forth in Section 6(a)-6(f) shall terminate contemporaneously with Mr. Ward’s change in status.

7. Miscellaneous.

(a) Definitional Matters.

(i) For purposes of this Agreement, beneficial ownership shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(ii) All capitalized terms used but not defined in this Shareholder Agreement shall have the respective meanings that the Merger Agreement ascribes to such terms.

(iii) The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Shareholder Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(b) Entire Agreement. This Shareholder Agreement constitutes the entire agreement of the parties hereto with reference to the transactions contemplated hereby and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties or their respective representatives, agents or attorneys, with respect to the subject matter hereof.

(c) Parties in Interest. This Shareholder Agreement shall be binding upon and inure solely to the benefit of each party hereto and the other parties to the Merger Agreement and their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be. Nothing in this Shareholder Agreement, express or implied, is intended to confer upon any other Person, other than parties hereto or their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be, any rights, remedies, obligations or liabilities under or by reason of this Shareholder Agreement, except for the last sentence of Section 4, which is intended to benefit Seller in addition to Shareholders.

(d) Assignment. This Shareholder Agreement shall not be assignable by law or otherwise without the prior written consent of the other party hereto; provided, however, that Bancorp may assign any of its rights and obligations hereunder to any of its affiliates or to any other entity which may acquire all or substantially all of the assets, shares or business of Bancorp or any of its subsidiaries or any entity with or into which Bancorp or any of its subsidiaries may be consolidated or merged.

(e) Modifications; Waivers. This Shareholder Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature.

(f) Severability. Any term or provision of this Shareholder Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity and unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Shareholder Agreement in any other jurisdiction. If any provision of this Shareholder Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

(g) Governing Law. This Shareholder Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of California, without regard to the conflict of law principles thereof.

(h) Jurisdiction and Venue. Any legal action or proceeding with respect to this Shareholder Agreement may be brought in the courts of the State of California in the County of San Luis Obispo or of the United States of America for the Central District of California and, by execution and delivery of this Agreement, each of the Shareholders and Bancorp hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of and venue in the aforesaid courts, notwithstanding any objections it may otherwise have. Each of the Shareholders and Bancorp irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of notice as provided in Section 7(k) below, such service to become effective thirty (30) days after such delivery.

(i) Attorney’s Fees. The prevailing party in any litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Shareholder Agreement may recover from the unsuccessful party all fees and disbursements of counsel (including expert witness and other consultants’ fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding results in a judgment) and (b) any post-judgment or post-award Proceeding including, without limitation, one to enforce or collect any judgment or award resulting from any Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, fees and disbursements of counsel.

(j) Counterparts. This Shareholder Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

(k) Notices. All notices, requests, instructions and other communications to be given hereunder by any party to the other shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail, postage prepaid (return receipt requested), to such party at its address set forth below or such other address as such party may specify to the other party by notice provided in accordance with this Section 7(k).

If to Bancorp, to:

Heritage Oaks Bancorp
545 Twelfth Street
Paso Robles, CA 93446
Telephone: (805) 239-5200
Facsimile: (805) 239-5260
Attention: President and CEO

and

Kenneth E. Moore, Esq.
Reitner Stuart & Moore
1319 Marsh Street
San Luis Obispo, CA 93401
Telephone: (805) 545-8590
Facsimile: (805) 545-8599

and

Michael Behrman, M.D.
Chairman of the Board
Business First National Bank
1305 State Street
Santa Barbara, CA 93101
Telephone:
Facsimile:

If to a Shareholder, to the address noted on the signature page hereto.

(l) Advice of Counsel. EACH SHAREHOLDER ACKNOWLEDGES THAT, IN EXECUTING THIS SHAREHOLDER AGREEMENT, SHAREHOLDER HAS HAD THE OPPOERTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

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IN WITNESS WHEREOF, the parties hereto have executed this Shareholder Agreement as of the date first above written.

Heritage Oaks Bancorp

By:_____________________________
Name: Lawrence P. Ward
Title: President & CEO

SHAREHOLDER:

Marquette Financial Companies

__________________________________________
By: _______________________________________
Its: _______________________________________
Number of Shares:
Number of Seller Options: 60,000 (Common Stock)

Address for Notices:
3230 Dain Rauscher Plaza
60 South 6th St.
Minneapolis, MN 55402

SHAREHOLDER:

Revocable Trust of Carl R. Pohlad
Created U/A dated June 28, 1991

_________________________________________
By: Carl R. Pohlad
Its: Trustee
Number of Shares: 175 (Common Stock)

Address for notices:

60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

Revocable Trust of Carl R. Pohlad
Created U/A dated May 28, 1993

_________________________________________
By: Carl R. Pohlad
Its: Trustee
Number of Shares: 337,666 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

James O. Pohlad share of the J O Pohlad
Irrevocable Trst #1 dtd 01/17/00

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
Number of Shares: 83,353 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

Robert C Pohlad share of the R C Pohlad
Irrevocable Trst #1 dtd 01/17/00

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
______________________________________
Its: Trustee
Number of Shares: 83,353 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

William M Pohlad share of the W M Pohlad
IrrevocableTrst #1 dtd 01/17/00

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
Number of Shares: 83,353 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

James O. Pohlad

_________________________________________
By: James O. Pohlad
Number of Shares: 75,143 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

James O Pohlad share of the J O Pohlad
Irrevocable Trst #1 dtd 12/20/99

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
Number of Shares: 26,625 (Common Stock)
Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

Robert C Pohlad share of the R C Pohlad
Irrevocable Trst #1 dtd 12/20/99

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
Number of Shares: 26,624 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

William M Pohlad share of the W M Pohlad
Irrevocable Trst #1 dtd 12/20/99

_________________________________________
By: James O. Pohlad
Its: Trustee

_________________________________________
By: Robert C. Pohlad
Its: Trustee

_________________________________________
By: William M. Pohlad
Its: Trustee

_________________________________________
By: Donald E. Benson
Its: Trustee

_________________________________________
By: Raymond W. Zehr Jr.
Its: Trustee
Number of Shares: 26,624 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

Robert C. Pohlad

_________________________________________
By: Robert C. Pohlad
Number of Shares: 75,509 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402

SHAREHOLDER:

William M. Pohlad

_________________________________________
By: William M. Pohlad
Number of Shares: 75,548 (Common Stock)

Address for notices:
60 South Sixth Street, Suite 3800
Minneapolis, MN 55402